SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549


                             FORM 8-K


                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

                 Date of Report:  August 3, 1995

                   READING & BATES CORPORATION
      (Exact name of registrant as specified in its charter)


      Delaware            1-5587            73-0642271
  (State or other      (Commission      (I.R.S. Employer
  jurisdiction of      File Number)     Identification No.)
  incorporation)


         901 Threadneedle, Suite 200, Houston, TX   77079
      (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code (713)496-5000


  Item 7. Financial Statements and Exhibits

         (c)  Exhibits

            Exhibit 99  - Press Release dated August 3, 1995 - Completion of the Company's portion of the Amoco Orient Petroleum Company's Liuhua field development project.


                            SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                READING & BATES CORPORATION

                                By  /s/T. W. Nagle
                                    ---------------------
                                    T. W. Nagle
                                    Vice President & Chief
                                    Financial Officer

  Dated: August 3, 1995